UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): May 4, 2017

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Church & Dwight Co., Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2017. At the Annual Meeting, the stockholders of the Company approved the Second Amended and Restated Annual Incentive Plan (the “Plan”). The Plan had been approved by the Company’s Board of Directors on March 1, 2017, subject to receipt of stockholder approval, and became effective upon receipt of stockholder approval on May 4, 2017. Such stockholder approval constituted re-approval of the performance goals under the Plan, and replaces the Company’s original Amended and Restated Annual Incentive Plan (the “Original Plan”). The Plan does not provide for any material substantive changes from the Original Plan. A description of the Plan is included on pages 64-66 of the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2017 (the “Proxy Statement”) and is incorporated herein by reference. Such description and the other information relating to the Plan incorporated by reference herein is qualified in its entirety by reference to the actual terms of the Plan, which is attached as approved as Exhibit 10.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) – (b) The final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Company’s Annual Meeting are set forth below.

Proposal No. 1 — Election of Directors

The following nominees were elected by stockholders to serve on the Company’s Board of Directors for a term of three years each. The voting results for each director nominee were as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
James R. Craigie	177,598,146	13,497,257	276,215	33,366,256
Robert D. LeBlanc	185,137,861	5,943,667	290,090	33,366,256
Janet S. Vergis	190,524,377	672,096	175,145	33,366,256

Proposal No. 2 — Advisory Vote to Approve Compensation of the Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement for the Annual Meeting. The result of the advisory vote is set forth below:

For	Against	Abstain	Broker Non-Votes
179,462,132	11,144,396	765,090	33,366,256

Proposal No. 3 — Advisory vote to determine the frequency of the advisory vote on compensation of our named Executive Officers

The stockholders approved, on an advisory basis, a One Year frequency of future advisory votes on the compensation of the Company’s named executive officers. The result of the advisory vote is set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
173,419,025	652,082	16,942,915	357,596	33,366,256

Proposal No. 4 — Approval of the Second Amended and Restated Annual Incentive Plan

The stockholders approved the Company’s Second Amended and Restated Annual Incentive Plan. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
186,537,880	4,034,722	799,016	33,366,256

Proposal No. 5 – Amendment of Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 600,000,000 shares

The stockholders approved the Amendment of the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 to 600,000,000 shares. The voting results on the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
187,382,328	36,082,569	1,272,977	0

Proposal No. 6 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017. The voting results on the proposal were as follows:

For	Against	Abstain
219,535,636	4,969,546	232,692

(d) In light of the shareholder preference reflected in the voting results with respect to Proposal No. 3, the Company’s Board of Directors has determined to continue to hold each year a stockholder advisory vote on the compensation of the Company’s named Executive Officers until at least the next advisory shareholder vote on the frequency of such vote.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Church & Dwight Co., Inc. Amended and Restated Annual Incentive Plan, as approved by the Company’s stockholders on May 4, 2017

99.1	Description of the Church & Dwight Co., Inc. Amended and Restated Annual Incentive Plan (incorporated by reference to pages 64-66 of the Company’s definitive proxy statement on Schedule 14A for the 2017 annual meeting filed with the Securities and Exchange Commission on March 22, 2017)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: May 5, 2017	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Church & Dwight Co., Inc. Amended and Restated Annual Incentive Plan, as approved by the Company’s stockholders on May 4, 2017

99.1	Description of the Church & Dwight Co., Inc. Amended and Restated Annual Incentive Plan (incorporated by reference to pages 64-66 of the Company’s definitive proxy statement on Schedule 14A for the 2017 annual meeting filed with the Securities and Exchange Commission on March 22, 2017)